EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the filing by Rushmore Financial Group, Inc. (the "Company") of the Quarterly Report on Form 10-QSB for the period ending March 31, 2003 (the "Report"), I, Dewey M. Moore, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

               1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and
               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.







                                                  /s/ Dewey M. Moore, Jr.
                                                  ------------------------------
                                                  Dewey M. Moore, Jr.
                                                  Chief Executive Officer


Dated:  May 15, 2003







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